REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 23, 2012, is made by and among NorWesTech, Inc., a corporation organized under the laws of Delaware (the “Company”) and each of the undersigned (collectively, the “Holders,” and individually an “Holder”). Each of the Company and Holders are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, in connection with the Asset Contribution Agreement (as defined herein) the Company has agreed, upon the terms and subject to the conditions of the Asset Contribution Agreement, to issue to GP (as defined herein) (i) the Series A Preferred Shares (as defined herein), which will be convertible into shares of Common Stock (as defined herein) in accordance with the terms of the Series A Preferred Shares and (ii) the GP Warrant (as defined herein); and

WHEREAS, in connection with the Securities Purchase Agreement (as defined herein) the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Purchasers the Series B Preferred Shares (as defined herein), which will be convertible into shares of Common Stock (as defined herein) in accordance with the terms of the Series B Preferred Shares; and

WHEREAS, in connection with the Banking Agreement (as defined herein), which shall be assumed and adopted by the Company upon closing of the transactions contemplated by the Contribution Agreement, the Company shall, upon the terms and subject to the conditions of the Banking Agreement, issue to JTF (as defined herein) the JTF Warrants (as defined herein); and

WHEREAS, to induce (i) GP to consummate the transactions contemplated by the Asset Contribution Agreement, (ii) the Purchasers to consummate the transactions contemplated by the Securities Purchase Agreement and (iii) JTF to consummate the transactions contemplated by the Banking Agreement, the Company has agreed to provide certain registration rights under the Securities Act (as defined herein) and applicable state securities laws to the Holders; and

WHEREAS, (i) the Series A Conversion Shares (as defined herein) and the GP Warrant Shares (as defined herein) shall continue to be subject to that certain Lock-Up Agreement, dated as of February 23, 2012 by and between the Company and GP, (ii) the JTF Warrants Shares (as defined herein) shall continue to be subject to that certain Lock-Up Agreement, dated as of February 23, 2012 by and between the Company and JTF and (iii) the Series B Conversion Shares shall continue to be subject to Article V of the Securities Purchase Agreement, notwithstanding the registration, if any, of such securities under the Securities Act (as defined herein).

NOW, THEREFORE, in consideration of the foregoing premises, and the covenants, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, the Parties, intending to be legally bound, hereby agree as follows:

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1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Additional Registration Statement” has the meaning set forth in Section 2(a).

“Advisory Warrant” means that certain warrant to purchase shares of Common Stock issued to JTF pursuant to the Banking Agreement as partial compensation for its services as investment banking advisor to GP in connection with the transactions contemplated by the Asset Contribution Agreement.

“Agreement” has the meaning set forth in the preamble.

“Asset Contribution Agreement” means that certain Asset Contribution Agreement, dated as of February 23, 2012, by and between GP and the Company.

“Banking Agreement” means that certain Exclusive Investment Banking Agreement, dated as of December 30, 2012, by and between GP and BMA Securities, Inc., which such agreement was assigned by BMA Securities, Inc. to JTF pursuant to that certain Assignment of Agreement dated January 19, 2012 by and among BMA Securities, Inc., JTF and GP.

“Blue Sky Filing” has the meaning set forth in Section 6(a).

“Claims” has the meaning set forth in Section 6(a).

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Company” has the meaning set forth in the preamble.

“Conversion Date” means the date on which the Series A Preferred Shares and Series B Preferred Shares are duly converted into shares of Common Stock.

“Effective Date” means the date that the applicable Registration Statement has been declared effective by the SEC.

“Filing Deadline” means (i) with respect to the Initial Registration Statement or New Registration Statement, the 45th day after the Conversion Date and (ii) with respect to any Additional Registration Statement, the date on which the Company was required to file such Registration Statement pursuant to the terms of this Agreement, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Filing Deadline shall be extended to the next business day on which the SEC is open for business.

“FINRA” has the meaning set forth in Section 3(h).

“GP” means Grandparents.com, LLC, a Florida limited liability company.

“GP Warrant” means that certain warrant to purchase shares of Common Stock issued to GP pursuant to the Asset Contribution Agreement.

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“GP Warrant Shares” means the shares of Common Stock issuable upon the due exercise of the GP Warrant.

“Holder” and “Holders” have the respective meanings set forth in the preamble (for purposes of clarity, the Holders shall include GP, the Purchasers and JTF).

“Indemnified Damages” has the meaning set forth in Section 6(a).

“Indemnified Party” has the meaning set forth in Section 6(b).

“Indemnified Person” has the meaning set forth in Section 6(a).

“Initial Registration Statement” has the meaning set forth in Section 2(a)

“JTF” means John Thomas Financial.

“JTF Warrants” means, collectively, the Advisory Warrant and the Placement Agent Warrant.

“JTF Warrants Shares” means the shares of Common Stock issuable upon the due exercise of the JTF Warrants.

“New Registration Statement” has the meaning set forth in Section 2(a)

“Party” and “Parties” have the respective meanings set forth in the preamble.

“Placement Agent Warrant” means that certain warrant to purchase shares of Common Stock issued to JTF pursuant to the Banking Agreement as partial compensation for its services as the Company’s placement agent in the Offering (as defined in the Securities Purchase Agreement).

“Purchaser” and “Purchasers” shall have the respective meanings set forth in the Securities Purchase Agreement.

“Registrable Securities” means all of (i) the Series A Conversion Shares, (ii) the Series B Conversion Shares, (iii) the GP Warrant Shares, (iv) the JTF Warrants Shares, and (v) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, provided, that the Holder has completed and delivered to the Company a Notice of Registration Statement and Selling Securityholder Questionnaire attached hereto as Exhibit A and provided to the Company any other information regarding the Holder and the distribution of the Registrable Securities as the Company may, from time to time, reasonably require for inclusion in a Registration Statement pursuant to applicable law; and provided, further, that with respect to a particular Holder, such Holder’s Registrable Securities shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold by the Holder shall cease to be a Registrable Security); or (B) becoming eligible for resale by the Holder under Rule 144 without the requirement for the Company to be in compliance with the current public information required thereunder and without volume or manner-of-sale restrictions, pursuant to a written opinion letter to such effect, addressed, delivered and acceptable to the transfer agent of the Company.

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“Registration Period” has the meaning set forth in Section 3(a).

“Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering Registrable Securities, amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Required Holders” means (a) the holders of a majority of the Series B Conversion Shares, (b) GP and (c) JTF.

“Rule 415” means Rule 415 promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC providing for offering securities on a continuous or delayed basis.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Purchase Agreement” that certain Securities Purchase Agreement dated as of February 23, 2012 by and among the Company and the Purchasers.

“Selling Securityholder Questionnaire” has the meaning set forth in Section 4(a).

“Series A Conversion Shares” means the Common Stock issuable upon the due conversion of the Series A Preferred Shares.

“Series A Preferred Shares” means the shares of the Company’s Series A Preferred Stock, par value $0.01 per share, issued to GP pursuant to the Asset Contribution Agreement.

“Series B Conversion Shares” means the Common Stock issuable upon the due conversion of the Series B Preferred Shares

“Series B Preferred Shares” means the shares of the Company’s Series B Preferred Stock, par value $0.01 per share, issued to the Purchasers pursuant to the Securities Purchase Agreement.

“Staff” has the meaning set forth in Section 2(a).

“Violations” has the meaning set forth in Section 6(a).

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2. Registration.

(a) Mandatory Registration. The Company shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC an initial Registration Statement on Form S-1 covering the resale of all of the Registrable Securities (the “Initial Registration Statement”). Such Initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, shall contain (except if otherwise required pursuant to written comments received from the SEC upon a review of such Registration Statement) the “Plan of Distribution” section in substantially the form attached hereto as Exhibit B (which may be modified to respond to comments, if any, provided by the SEC or to reflect any non-material changes). The Company shall use its reasonable best efforts to have such Initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, declared effective by the SEC as soon as practicable. Notwithstanding the registration obligations set forth in this Section 2(a), if the staff of the SEC (the “Staff”) or the SEC informs the Company that all of the unregistered Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single Registration Statement, the Company agrees to promptly (i) inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the SEC and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (the “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-1 or such other form available to register for resale the Registrable Securities as a secondary offering. Notwithstanding any other provision of this Agreement if applicable, if the Staff or SEC sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering, unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced (x) first, by the unregistered Registrable Securities held by GP (if such Registrable Securities to be included in the Registration Statement are to be so reduced, they shall first be reduced by Registrable Securities represented by GP Warrant Shares and second by Registrable Securities represented by the Series A Conversion Shares), and (z) second, on a pro rata basis based on the total number of unregistered Registrable Securities held by the Purchasers and JTF. If the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the Staff or SEC, one or more registration statements on Form S-1 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (each, an “Additional Registration Statement”).

(b) Piggyback Registrations. Without limiting any obligation of the Company hereunder, if there is not an effective Registration Statement covering all of the Registrable Securities or the prospectus contained therein is not available for use and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans), then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, the Company shall not be required to register any Registrable Securities pursuant to this Section 2(b) that are eligible for resale pursuant to Rule 144 without restriction (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or that are the subject of a then-effective Registration Statement.

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3. Related Obligations. The Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition hereof, and, pursuant thereto, the Company shall have the following obligations:

(a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to all the Registrable Securities (but in no event later than the applicable Filing Deadline) and use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable after such filing. The Company shall keep each Registration Statement effective (and the prospectus contained therein available for use) pursuant to Rule 415 for resales by the Holders on a delayed or continuous basis at then-prevailing market prices (and not fixed prices) at all times until the earlier of (i) the date as of which all of the Holders may sell all of the Registrable Securities required to be covered by such Registration Statement without restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (ii) the date on which the Holders shall have sold all of the Registrable Securities covered by such Registration Statement or (iii) one year from the date such Registration Statement is declared effective by the SEC (the “Registration Period”). Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed and at all times while effective, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement (1) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading and (2) will disclose (whether directly or through incorporation by reference to other SEC filings to the extent permitted) all material information regarding the Company and its securities.

(b) The Company shall prepare and file with the SEC such amendments (including, without limitation, post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with each such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep each such Registration Statement effective at all times during the Registration Period for such Registration Statement, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement; provided, however, by 8:30 a.m. (New York time) on the Business Day immediately following each Effective Date, the Company shall file with the SEC in accordance with Rule 424(b) under the Securities Act the final prospectus to be used in connection with sales pursuant to the applicable Registration Statement (whether or not such a prospectus is technically required by such rule). In the case of amendments and supplements to any Registration Statement which are required to be filed pursuant to this Agreement (including, without limitation, pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q or Form 10-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

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(c) The Company shall promptly furnish to each Holder whose Registrable Securities are included in any Registration Statement, without charge, upon the effectiveness of each Registration Statement, copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Holder may reasonably request from time to time) and such other documents, including, without limitation, copies of any preliminary or final prospectus, as such Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Holder; provided, that any such item which is available on the EDGAR system need not be furnished in physical form.

(d) The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Holders of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of the states in which such Holders reside, (ii) prepare and file in those jurisdictions, such amendments (including, without limitation, post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

(e) The Company shall notify each Holder in writing of the happening of (i) any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information regarding the Company) or (ii) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein. The Company shall promptly prepare a supplement or amendment to such Registration Statement and such prospectus contained therein to correct such untrue statement or omission. The Company shall also promptly notify each Holder (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, when a Registration Statement or any post-effective amendment has become effective, and when the Company receives written notice from the SEC that a Registration Statement or any post-effective amendment will be reviewed by the SEC, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate; and (iv) of the receipt of any request by the SEC or any other federal or state governmental authority for any additional information relating to the Registration Statement or any amendment or supplement thereto or any related prospectus.

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(f) The Company shall (i) use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of each Registration Statement or the use of any prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and (ii) notify each Holder who holds Registrable Securities of the issuance of such order or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(g) The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws or is otherwise authorized by the Holder for disclosure in a Registration Statement., (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement pursuant to the Securities Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at such Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(h) The Company shall use its reasonable best efforts to cause all of the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or if, despite the Company’s reasonable best efforts to satisfy the preceding clause the Company is unsuccessful in satisfying the preceding clause, without limiting the generality of the foregoing, to use its reasonable best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority (“FINRA”) as such with respect to such Registrable Securities. In addition, the Company shall cooperate with each Holder and any broker or dealer through which any such Holder proposes to sell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by such Holder. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3(h). Each Holder hereby acknowledges that as of the date of this Agreement, the Common Stock is not listed for trading on any exchange and is quoted on the OTC Bulletin Board.

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(i) The Company shall cooperate with the Holders who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts (as the case may be) as the Holders may reasonably request from time to time and registered in such names as the Holders may request.

(j) If requested by a Holder, the Company shall as soon as practicable after receipt of notice from such Holder, (i) incorporate in a prospectus supplement or post-effective amendment such information as a Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement or prospectus contained therein if reasonably requested by a Holder holding any Registrable Securities.

(k) The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(l) The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(m) Within three (3) Business Days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.

(n) Within three (3) Business Days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.

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(o) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by each Holders of its Registrable Securities pursuant to each Registration Statement.

4. Obligations of the Holders.

(a) Each Holder agrees to furnish to the Company a completed Notice of Registration Statement and Selling Securityholder Questionnaire in the form attached hereto as Exhibit A (“Selling Securityholder Questionnaire”) not more than three (3) Trading Days following the date of this Agreement and shall provide any updates to the information contained in such Selling Securityholder Questionnaire not later than three (3) Business Days following a request therefor from the Company. At least five (5) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Securityholder Questionnaire (or update thereto), if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within three (3) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the prospectus contained therein for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Securityholder Questionnaire and responded to any request for an update thereto or for further information as described in this Section 4(a). If a Holder returns a Selling Securityholder Questionnaire or responds to a request for an update thereto or for further information, in any case, after its respective deadline, the Company shall use its commercially reasonable efforts to take such actions as are required to name such Holder as a selling securityholder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Securityholder, response to a request for an update thereto or for further information, provided, however, that the Company shall not be obligated to file more than one post-effective amendment or supplement in any 60-day period following the date such Registration Statement is declared effective for the purpose of naming Holders as selling securityholders who are not named in such Registration Statement at the time of effectiveness. Each Holder acknowledges and agrees that the information in the Selling Securityholder Questionnaire and any response to a request for an update thereto or for further information as described in this Section 4(a) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(b) Each Holder, by such Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from such Registration Statement.

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(c) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e), or otherwise that the Registration Statement is not available or effective for the resale of any of the Registrable Securities, such Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of Section 3(e) or receipt of notice that no supplement or amendment is required. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(d) Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to the Company’s obligations in Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, FINRA filing fees (if any) and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall not be responsible for any expenses of the Holders. Each Holder shall be responsible for its own fees and expenses in connection with any such registration, including all selling commissions applicable to its sale of Registrable Securities and fees and disbursements of any legal counsel or other advisor to such Holder.

6. Indemnification.

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Holder and each of its directors, officers, shareholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) and each Person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act and each of the directors, officers, shareholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Indemnified Person”), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the Effective Date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto and (ii) shall not be available to a particular Holder to the extent such Claim is based on a failure of such Holder to deliver or to cause to be delivered the prospectus made available by the Company (to the extent applicable), including, without limitation, a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(c) and then only if, and to the extent that, following the receipt of the corrected prospectus no grounds for such Claim would have existed; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of any of the Registrable Securities by any of the Holders pursuant to Section 9.

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(b) In connection with any Registration Statement in which a Holder is participating, such Holder agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such Registration Statement; and, subject to Section 6(c) and the below provisos in this Section 6(b), such Holder will reimburse an Indemnified Party any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Claim; provided, however, the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld or delayed, provided further that such Holder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Holder as a result of the applicable sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of any of the Registrable Securities by any of the Holders pursuant to Section 9.

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(c) Promptly after receipt by an Indemnified Person or Indemnified Party (as the case may be) under this Section 6 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party (as the case may be) shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party (as the case may be); provided, however, an Indemnified Person or Indemnified Party (as the case may be) shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Indemnified Person or Indemnified Party (as the case may be) in any such Claim; or (iii) the named parties to any such Claim (including, without limitation, any impleaded parties) include both such Indemnified Person or Indemnified Party (as the case may be) and the indemnifying party, and such Indemnified Person or such Indemnified Party (as the case may be) shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Person or such Indemnified Party and the indemnifying party (in which case, if such Indemnified Person or such Indemnified Party (as the case may be) notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party, provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnified Person or Indemnified Party (as the case may be). The Indemnified Party or Indemnified Person (as the case may be) shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person (as the case may be) which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person (as the case may be) reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person (as the case may be), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as the case may be) of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person (as the case may be) with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party (as the case may be) under this Section 6, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.

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(d) No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to indemnification from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.

(e) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(f) The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the applicable sale of such Registrable Securities pursuant to such Registration Statement. Notwithstanding the provisions of this Section 7, no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the applicable sale of the Registrable Securities subject to the Claim exceeds the amount of any damages that such Holder has otherwise been required to pay, or would otherwise be required to pay under Section 6(b), by reason of such untrue or alleged untrue statement or omission or alleged omission.

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8. Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood and agreed that nothing herein shall limit any obligations of the Company under the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting, submission and posting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

9. Assignment of Registration Rights. All or any portion of the rights under this Agreement shall be automatically assignable by each Holder to any transferee or assignee (as the case may be) of all or any portion of such Holder’s Registrable Securities or Warrants if: (i) such Holder agrees in writing with such transferee or assignee (as the case may be) to assign all or any portion of such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment (as the case may be); (ii) the Company is, within a reasonable time after such transfer or assignment (as the case may be), furnished with written notice of (a) the name and address of such transferee or assignee (as the case may be), and (b) the securities with respect to which such registration rights are being transferred or assigned (as the case may be); (iii) immediately following such transfer or assignment (as the case may be) the further disposition of such securities by such transferee or assignee (as the case may be) is restricted under the Securities Act or applicable state securities laws if so required; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence such transferee or assignee (as the case may be) agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer or assignment (as the case may be) shall have been conducted in accordance with all applicable federal and state securities laws and the Holder delivers to the Company a written opinion letter from competent legal counsel to such effect, addressed, delivered and acceptable to the Company.

10. Amendment of Registration Rights. Provisions of this Agreement may be amended only with the written consent of the Company and the Required Holders. Any amendment effected in accordance with this Section 10 shall be binding upon each Holder and the Company, provided that no such amendment shall be effective to the extent that it (1) applies to less than all of the holders of Registrable Securities or (2) imposes any obligation or liability on any Holder without such Holder’s prior written consent (which may be granted or withheld in such Holder’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

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11. Miscellaneous.

(a) Holders. Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns, or is deemed to own, of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as, and the Company acknowledges that the Holders do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement. The Company and each Holder confirms that each Holder has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among the Holders.

(c) Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the Business Day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) Business Days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the Business Day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission or other electronic means, including email, on the Business Day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding Business Day. If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 11(c)), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). “Business Day” means a day other than a Saturday, Sunday or other day on which banks located in New York City are authorized or required by law to close. All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

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If to the Company or GP, to:

NorWesTech, Inc.
c/o Grandparents.com, LLC
589 Eighth Avenue
New York, NY 10018
Attention: Joseph Bernstein
Facsimile No:

With a required copy to:

Sills Cummis & Gross P.C.
One Riverfront Plaza
Newark, NJ 07102
Attn: Jeffrey L. Wasserman, Esq.
Facsimile No.: 973-352-6605

If to JTF, to:

John Thomas Financial, Inc.
14 Wall Street, 23rd Floor
New York, NY 10005
Attn: Avi Mirman
Facsimile: 800-598-9945

With a required copy to:

Cyruli Shanks Hart & Zizmor, LLP
420 Lexington Avenue, Suite 2320
New York, NY 10170
Attention: Paul Goodman, Esq.
Facsimile: 212-661-5350

If to the Purchasers, to:

At the address of such Purchaser set forth on such Purchaser’s signature page to the Securities Purchase Agreement, with copies to Purchaser’s counsel as set forth on such Purchaser’s signature page to the Securities Purchase Agreement or as specified in writing by such Purchaser.

or to such other address or to the attention of such person or persons as the recipient Party has specified by prior written notice to the sending Party (or in the case of counsel, to such other readily ascertainable business address as such counsel may hereafter maintain). If more than one method for sending notice as set forth above is used, the earliest notice date established as set forth above shall control.

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(d) Further Assurances. The Parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other Parties may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

(e) Waiver. The rights and remedies of the Parties are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Parties; (ii) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

(f) Entire Agreement. This Agreement, the schedules and exhibits attached hereto and the instruments referenced herein constitute the entire agreement among the parties hereto and thereto solely with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement, the schedules and exhibits attached hereto and the instruments referenced herein supersede all prior agreements and understandings among the parties hereto solely with respect to the subject matter hereof; provided, however, nothing contained in this Agreement shall (or shall be deemed to) (i) have any effect on any agreements any Holder has entered into with the Company prior to the date hereof with respect to any prior investment made by such Holder in the Company, or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any rights of or benefits to any Holder or any other Person in any agreement entered into prior to the date hereof between or among the Company and any Holder and all such agreements shall continue in full force and effect.

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(g) Assignments, Successors, and No Third-Party Rights. Subject to compliance with Section 9 (if applicable), this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the Parties. Except as set forth in Sections 6 and 7 hereof, nothing expressed or referred to in this Agreement will be construed to give any Person other than the Parties any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

(h) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(i) Section Headings. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to “Section” or “Sections” refer to the corresponding Section or Sections of this Agreement, unless the context indicates otherwise.

(j) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Unless otherwise expressly provided, the word “including” shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of such representation, warranty, or covenant. All words used in this Agreement will be construed to be of such gender or number as the circumstances require.

(k) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(l) Specific Performance. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the U.S. or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 11(m) below), in addition to any other remedy to which they may be entitled, at law or in equity.

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(m) Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles. Each of the Parties submits to the jurisdiction of any state or federal court sitting in the County of New York in the State of New York in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 11(c) above. Nothing in this Section 11(m), however, shall affect the right of any Party to serve legal process in any other manner permitted by law or at equity. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

(n) Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WANES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Company and the Holders have caused their respective signature pages to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

NORWESTECH, INC.

By:
Name:
Title:

[Signatures Continue on Next Page]

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IN WITNESS WHEREOF, the Company and the Holders have caused their respective signature pages to this Registration Rights Agreement to be duly executed as of the date first written above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

[Holder Signature Page to Registration Rights Agreement]

EXHIBIT A

NOTICE OF REGISTRATION STATEMENT AND

SELLING SECURITY HOLDER QUESTIONNAIRE

Reference is hereby made to the Registration Rights Agreement (the “Registration Rights Agreement”) among NorWesTech, Inc. (the “Company”) and the Holders named therein. Pursuant to the Registration Rights Agreement, the Company proposes to file with the United States Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities (as defined in the Registration Rights Agreement). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, each beneficial owner of Registrable Securities is entitled to have the Registrable Securities beneficially owned by it included in the Registration Statement. In order to have Registrable Securities included in the Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel at the address set forth herein. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Registration Statement and (ii) may not use the prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and related prospectus.

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Sills Cummis & Gross P.C.

One Riverfront Plaza

Newark, NJ 07102

Attn: Jeffrey L. Wasserman, Esq.

Facsimile No.: 973-352-6605

ELECTION

The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Registration Statement the Registrable Securities beneficially owned by it and listed below in Item 3. The Selling Securityholder, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement as if the undersigned Selling Securityholder were an original party thereto.

Upon any sale of Registrable Securities pursuant to the Registration Statement, the Selling Securityholder will be required to deliver to the Company the Notice of Transfer set forth in Exhibit C to the Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1. Name.

(a) Full legal name of Selling Securityholder:

(b) Full legal name of registered holder (if not the same as (a) above) of the Registrable Securities:

(c) Full legal name of DTC participant (if applicable and if not the same as (b) above) through which Registrable Securities are held:

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2. Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3. Beneficial Ownership of the Registrable Securities beneficially owned by the Selling Securityholder.

Except as set forth below in this Item (3), the Selling Securityholder does not beneficially own any Securities.

(a) Number or principal amount of Registrable Securities beneficially owned:

Series A Conversion Shares	Series B Conversion Shares	JTF Warrant Shares	GP Warrant Shares

(b) If different than the number or principal amount of Registrable Securities set forth in Item 3(a), number or principal of amount of Registrable Securities which the Selling Securityholder wishes to be included in the Registration Statement:

Series A Conversion Shares	Series B Conversion Shares	JTF Warrant Shares	GP Warrant Shares

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4. Beneficial Ownership of other Securities of the Company beneficially owned by the Selling Securityholder.

Except as set forth below in this Item 4, the Selling Securityholder is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities.

(a) Type and Amount of other securities beneficially owned by the Selling Securityholder (do not list the Registrable Securities you listed in Item 3:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6. Broker-Dealer Status:

(a) Are you a broker-dealer?

Yes ☐ No ☐

(b) If “yes” to Item 6(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐ No ☐

Note: If “no” to Item 6(b), the SEC may require the Company to identify you as an underwriter in the Registration Statement.

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(c) Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

(d) If “yes” to Item (6)(c), identify the registered broker-dealer(s) and describe the nature of the affiliation(s):

(e) If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

Note: If “no” to Item 6(e), the SEC may require the Company to identify you as an underwriter in the Registration Statement.

7. Voting or Investment Control over the Registrable Securities:

(a) If the Selling Securityholder is not a natural person (e.g., if the holder is an entity such as a trust, corporation, partnership, limited liability company, etc.), please identify the natural person or persons who have voting or investment control over the Registrable Securities listed in Item 3 above and the relationship to the Selling Securityholder (use additional sheets if necessary):

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(b) Please indicate whether any of the Registrable Securities to be sold are subject to a voting trust, and if so, please provide a copy of the voting trust agreement along with this Notice and Questionnaire:

The undersigned hereby further:

(i) confirms to the Company the accuracy of the information concerning the undersigned contained in this Notice and Questionnaire furnished by the Selling Securityholder to the Company for purposes of the Registration Statement and the prospectus (preliminary or final) contained therein or in any amendment or supplement thereto or any documents incorporated by reference therein;

(ii) agrees with the Company to immediately notify the Company and promptly (but in any event within two (2) Business Days thereafter) to confirm the same in writing if there should be any change affecting the accuracy of the above-mentioned information, or if the information regarding the Selling Securityholder’s holdings set forth in any version of the Registration Statement or any portion thereof delivered to the undersigned (including by electronic mail) or reviewed by the undersigned, should be inaccurate; and

(iii) agrees with the Company that for purposes of the Securities Purchase Agreement and Registration Statement, the statements contained herein constitute written information furnished by the Selling Securityholder to the Company for use in the Registration Statement, or any amendment or supplement thereto.

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M. The Selling Securityholder hereby further acknowledges its indemnification obligations pursuant to the Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item 3 above.

[Signatures Follow on Next Page]

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IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:
Selling Securityholder
(Print/type full legal name of beneficial owner of Registrable Securities)

By:
Name:
Title:

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EXHIBIT B

Selling Stockholders

We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale from time to time.

The table below lists the selling stockholders and other information regarding the beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder) of the shares of common stock held by each of the selling stockholders. The second column lists the number of shares of common stock beneficially owned by the selling stockholders, based on their respective ownership of shares of common stock and warrants, as of ________, 2012, assuming exercise of the warrants held by each such selling stockholder on that date but taking account of any limitations on exercise set forth therein.

The third column lists the shares of common stock being offered by this prospectus by the selling stockholders and does not take in account any limitations on exercise of the warrants set forth therein.

In accordance with the terms of a registration rights agreement with the holders of the common stock and the warrants, this prospectus generally covers the resale of the sum of (i) the number of shares of common sock issued in connection with the Securities Purchase Agreement and (ii) 100% of the maximum number of shares of common stock issuable upon exercise of the warrants, in each case, determined as if the outstanding warrants were exercised in full (without regard to any limitations on exercise contained therein) as of the trading day immediately preceding the date this registration statement was initially filed with the SEC. Because the exercise price of the warrants may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

Under the terms of the JTF warrants, JTF may not exercise the warrants to the extent (but only to the extent) such JTF or any of its affiliates would beneficially own a number of shares of our common stock which would exceed 4.99%. The number of shares in the second column reflects these limitations. The selling stockholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

Name of Selling Stockholder	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After Offering

[Footnotes to be added re: beneficial ownership and controlling persons of selling stockholders]

Plan of Distribution

We are registering the shares of common stock previously issued and the shares of common stock issuable upon exercise of the warrants to permit the resale of these shares of common stock by the holders of the common stock and warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock held by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, pursuant to one or more of the following methods:

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;
•	in the over-the-counter market;
•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;
•	through the writing or settlement of options, whether such options are listed on an options exchange or otherwise;
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	privately negotiated transactions;
•	short sales made after the date the Registration Statement is declared effective by the SEC;
•	agreements between broker-dealers and the selling securityholders to sell a specified number of such shares at a stipulated price per share;
•	a combination of any such methods of sale; and
•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares of common stock under Rule 144 promulgated under the Securities Act of 1933, as amended, if available, rather than under this prospectus. In addition, the selling stockholders may transfer the shares of common stock by other means not described in this prospectus. If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

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The selling stockholders may pledge or grant a security interest in some or all of the warrants or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

To the extent required by the Securities Act and the rules and regulations thereunder, the selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed, which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or re-allowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

3

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[ ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act in accordance with the registration rights agreements or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreements or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

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EXHIBIT C

Notice of Transfer Pursuant to Registration Statement

NorWesTech, Inc.

______________________

______________________

______________________

Attention: President

Re: NORWESTECH, INC. (the “Company”)

Ladies and Gentlemen:

Please be advised that __________________________________ (the “Holder”) has transferred _________________________ shares (the “Shares”) of the Company’s common stock pursuant to an effective Registration Statement on Form [ ] (File No. 333-[ ]) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Shares is named as a “Selling Securityholder” in the prospectus dated [ ] or in supplements thereto, and that the Shares transferred by the Holder are the Shares (or a portion thereof) listed in such prospectus opposite such Holder’s name.

Date:
Holder
(Print/type full legal name of beneficial owner of the Shares)

By:
Name:
Title: